SUPPLEMENT TO THE CLASS R PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

For the
Allspring Absolute Return Fund
Allspring Asset Allocation Fund
Allspring Core Bond Fund
Allspring Disciplined U.S. Core Fund
Allspring Discovery All Cap Growth Fund
Allspring Emerging Markets Equity Income Fund
Allspring International Equity Fund
Allspring Large Cap Core Fund
Allspring Large Cap Growth Fund
Allspring Special Large Cap Value Fund
Allspring Special Mid Cap Value Fund
Allspring Special Small Cap Value Fund
(each a “Fund”, together the “Funds”)

At a meeting held on February 28 - March 1, 2023, the Board of Trustees of the Funds approved the conversion of each Fund’s Class R shares into Class A shares. Accordingly, effective on or about the close of business on June 16, 2023 (the “Conversion Date”), all Class R shares of each Fund will automatically convert to Class A shares of the same Fund. Following the Conversion Date each Fund’s Class R will be dissolved.

Following the Conversion Date all references to Class R are hereby removed.

March 2, 2023	SUP3645 03-23